UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):                        August 16, 2016

StemCells, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-19871	94-3078125
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

39899 Balentine Drive, Suite 200, Newark, California		94560
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:                        (650) 670-2282

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

2015 Warrant Exercise Price

On August 16, 2016, StemCells, Inc., a Delaware corporation (the “Company”), announced that from the period beginning August 16, 2016 at 5:30 p.m. (Eastern Time) through Wednesday, August 17, 2016 at 4:01 p.m. (Eastern Time) (the “Exercise Period”) the Company will be accepting warrant exercises from the holders of its outstanding warrants to purchase common stock issued on April 29, 2015 (the “2015 Warrants”) at a reduced exercise price of $1.10 per share. Any exercises of the 2015 Warrants outside of the Exercise Period will continue to be honored at the $10.20 exercise price for the 2015 Warrants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 16, 2016	StemCells, Inc.

/s/ Kenneth B. Stratton
Name: Kenneth B. Stratton
Title: President